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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement of Kerr-McGee Corporation on Form S-4 (File No. 333-67447) of our report dated February 17, 1998, on our audits of the consolidated financial statements of Oryx Energy Company. We also consent to the reference to our firm under the caption "Experts."

/s/ PricewaterhouseCoopers LLP
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Dallas, Texas

January 26, 1999